Registration No. 33-_______





                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                              _______________


                                 EXHIBITS

                                    TO

                                 FORM S-8

                          REGISTRATION STATEMENT

                                       Under

                            THE SECURITIES ACT OF 1933

                                 ________________

                         BROWNING-FERRIS INDUSTRIES, INC.
                (Exact name of issuer as specified in its charter)

          DELAWARE                              74-1673682
(State or other jurisdiction of              (I.R.S.Employer
incorporation or organization)               Identification No.)

          757 N. Eldridge                         77079
          Houston, Texas                        (Zip Code)
(Address of principal executive offices)




                           1993 Stock Incentive Plan and
                       1993 Non-Employee Director Stock Plan

                                        of

                         BROWNING-FERRIS INDUSTRIES, INC.
                             (Full title of the plans)


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